SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 23, 2004

CAPITOL BANCORP LTD.

(Exact name of registrant as specified in its charter)

Michigan	001-31708	38-2761672
(State or other jurisdiction	(Commission File No.)	(IRS Employer
of incorporation)		Identification No.)

Capitol Bancorp Center
200 Washington Square North, Lansing, Michigan 48933
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (517) 487-6555

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 23, 2004.

Item 12. Results of Operations and Financial Condition.

On April 23, 2004, Capitol Bancorp Ltd. reported first quarter 2004 earnings. The press release is attached hereto as Exhibit 99.1. The information in this report is being furnished under this Item 12 of this Current Report on Form 8-K.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAPITOL BANCORP LTD.
(Registrant)

Date: April 23, 2004	/s/ Joseph D. Reid

Joseph D. Reid
Chief Executive Officer

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INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit
99.1	Press Release dated April 23, 2004.

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